Exhibit 10


                               AMENDMENT NO. 3 TO
                               -------------------
                                    INDENTURE
                                    ----------

     THIS AMENDMENT NO. 3 TO INDENTURE (this "Amendment") dated 2 July, 1997, is
                                                                ------
made by and among Dignity Partners Funding Corp. I, a Delaware corporation (the "Issuer"), Dignity Partners, Inc., a Delaware corporation (the "Servicer"), and Bankers Trust Company, a New York banking corporation, as trustee (herein, together with its permitted successors in trusts hereunder, called the "Indenture Trustee").
                                    RECITALS

     WHEREAS, the Issuer, the Servicer and the Indenture Trustee have entered into the Indenture, dated as of February 1, 1995 (the "Indenture"), whereby the Issuer has issued its Senior Viatical Settlement Noted, Series 1995-A (the "Notes"), which Indenture was amended by Amendment No. 1 to Indenture dated September 29, 1995;

     WHEREAS, pursuant to Sections 12.02 and 12.03 of the Indenture, the Issuer has established a Collection Account and a Liquidity Account in which funds are held and from which funds are required to be transferred from time to time;

     WHEREAS, Heller Financial, The Lincoln National Life Insurance Company and First Penn-Pacific Life Insurance Company together constitute the Holders of 100% of the Notes (together, the "Holders")

     WHEREAS, the Holders are willing to modify Section 12.02(d) of the Indenture, which Section governs payments made from the Collection Account;

     WHEREAS, pursuant to Section 9.01 of the Indenture, the Issuer, the Servicer and the Indenture Trustee, with the consent of the Holders, may modify the Indenture provided that the Rating Agency Condition is met;

     WHEREAS, the Issuer, the Servicer and all of the Holders are willing to waive the requirement that the Rating Agency Condition is met as a condition to this Amendment, and all of the Holders hereby direct the Indenture Trustee to consent to this Amendment; and,

     WHEREAS, promptly after the execution of this Amendment the Issuer will mail the Rating Agency a copy of this Amendment pursuant to Section 9.01 of the Indenture.

                                    AGREEMENT

     NOW, THEREFORE, in exchange for good and valuable consideration and sufficiency of which are hereby acknowledged, the parties do hereby covenant and agree as follows:

Section 1.        Definitions.
                  ------------

     Capitalized terms used herein which are not otherwise defined herein have the meanings ascribed to such terms in the Indenture.

Section 2.        Amendments.
                  -----------

     (a) Section 9.01 of the Indenture is hereby  amended by deleting the words:
     (i)  "and  provided  that  the  Rating  Agency  Condition  is  met";  (ii)
     "and satisfaction   of  the  Rating  Agency   Condition";   and  (iii)
     "and  without satisfaction of the Rating Agency Condition"

     (b) Section 12.02(d)(x) of the Indenture is hereby amended and restated to read as follows:

                  "To pay Dignity Partners as Servicer the amount necessary to reimburse Dignity Partners as provided in the Contribution ,Sale and Servicing Agreement for the payment of premiums paid on any Policy during the related Collection Period
                  (the "Premium  Reimbursement"),  provided however, that, if to
                                                   -------- --------
                  the extent there are insufficient  funds in the Collection
                  Account to pay Dignity Partners the  Premium   Reimbursement
                  (the "Collection Account Premium Reimbursement Deficiency"), Dignity Partners shall be paid the Collection Account Premium Reimbursement Deficiency from the Liquidity Account, provided
                                                                       --------
                  further however, that the Majority Noteholders may, at any
                  ------- -------
                  time, provide the Indenture Trustee with written notice that Dignity Partners shall not receive any further payments on account of the Collection Account Premium Reimbursement Deficiency from the Liquidity Account and such written notice from the Majority Noteholders to the Indenture Trustee shall become effective on the Business Day after the first Payment Date following such written notice."

 Section 3.        Waiver.
                   --------

     The Issuer,  the Servicer and the Holders hereby waive the  requirements of
Section 9.01 of the Indenture that the Rating Agency Condition is met as a condition to this Amendment, and hold the Indenture Trustee harmless with respect to such waiver and with respect to entering into this Amendment.

Section 4.        Representation and Warranties.
                  ------------------------------

     Each party by executing this Amendment hereby represents and warrants that the person executing this Amendment on behalf of such party is duly authorized to do so, such party has full right and authority to enter into this Amendment and to consummate the transaction described in this Amendment, and this Amendment constitutes the valid and legally binding obligation of such party, and enforceable against such party in accordance with its terms.

Section 5.        Effective Date.
                  ---------------

     This Amendment shall become effective as of April 1, 1997, provided that each of the following conditions is satisfied:

         (a) The Indenture Trustee shall have received from each parties hereto and each Noteholder an executed counterpart of this Amendment.

         (b) The Indenture Trustee and each Noteholder shall receive from the Issuer and the Servicer a copy of a resolution passed by the board of directors of each such corporation, certified by the Secretary or an Assistant Secretary of such corporation as being in full force and effect on the date hereof, authorizing the execution, delivery and performance of this Amendment.

Section 6.       Miscellaneous.
                ---------------

         (a)  Ratification of Indenture.  The terms and provisions set forth in
              -------------------------
         this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Indenture and except as expressly modified and superseded by this mendment, the Indenture is ratified and confirmed in all respects and shall continue in full force in no manner be waived, impaired or otherwise adversely affected hereby, and are hereby ratified and confirmed.

         (b) References. The Indenture and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Indenture as amended hereby, are hereby amended so that any reference in such agreements to the Indenture shall mean a reference to the Indenture as amended hereby.

         (c) Counterparts. This Amendment may be executed in two or more counterparts,each or which will be deemed to be an original but all of which together will constitute one and the same instrument.

         (d) Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York, without regard to the application of choice of law principles, except to the extent that such laws are supersede by federal law.

         (e) Binding Agreement. This Amendment shall be binding upon and inure to the benefit of the Issuer, the Servicer, the Indenture Trustee, the Noteholders and their respective successors and assigns, including, without limitation, all future Holders of the Notes.

         (f) No Waiver. By entering into this Amendment, the Holders do not intend to modify any other terms, provisions, or conditions of the Indenture, and the Holders do not waive any defaults or events of default that may exist under the Indenture or under the Contribution, Sale and Servicing Agreement.
         The Holders reserve all of their rights to exercise any and all of their remedies as provided in the Indenture and documents relating thereto, at such time and in such manner as provided in the Indenture and related documents. Nothing contained in this Amendment shall be construed or interpreted as being a waiver of any of the Holders' rights or remedies other than the Holders' agreement to modify the Indenture in accordance with this Amendment.

         IN WITNESS WHEREOF, this Amendment No. 3 to Indenture has been signed and delivered by the parties as of the date first above written.

                                        DIGNITY PARTNERS FUNDING CORP. I


                                        By: /S/ JOHN WARD ROTTER
                                           ----------------------------------
                                        Title: SECRETARY
                                            ---------------------------------

                                        DIGNITY PARTNERS, INC.

                                        By:  /S/ JOHN WARD ROTTER
                                           ----------------------------------
                                        Title: SECRETARY
                                             -------------------------------

                                        BANKERS TRUST COMPANY,
                                        as Indenture Trustee


                                         By: /S/ ALFIA MONASTRA
                                            ----------------------------------
                                         Title: ASSISTANT VICE PRESIDENT
                                               -------------------------------

Consented and Agreed to as of the date first above written:


                                         HELLER FINANCIAL


                                          By:/S/ KEVIN O'NEILL
                                           -------------------------------
                                         Title: AVP
                                             -------------------------------

                                         THE LINCOLN NATIONAL LIFE
                                         INSURANCE COMPANY
                                         By:  Lincoln Investment Management,Inc.
                                         Its Attorney-In-Fact, having changed
                                         its name from Lincoln
                                         National Investment Management Company

                                         By:/S/ DAVID C. PATCH
                                            -------------------------------
                                         Title: VICE PRESIDENT
                                             -------------------------------